Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16:- SUBSEQUENT EVENTS

a.

On January 9, 2020, the Company entered into warrant exercise agreements (the "Exercise Agreements") with several accredited investors who are the holders (the "Holders") of certain warrants (the "Public Warrants") to purchase the Company's ordinary shares, represented by ADSs, pursuant to which the Holders exercised in cash their Public Warrants to purchase up to an aggregate of 22,278,540 ordinary shares represented by 742,618 ADSs having exercise prices ranging from USD 12.90 to USD 78.75 per ADS issued by the Company, at a reduced exercise price of USD 3.25 per ADS, for gross proceeds to the Company of approximately USD 2,400, prior to deducting placement agent fees and estimated offering expenses.

Under the Exercise Agreements, the Company issued to the Holders new unregistered warrants to purchase up to 22,278,540 ordinary shares represented by 742,618 ADSs (the "Private Placement Warrants"). The Private Placement Warrants are immediately exercisable, expire five and one-half years from issuance date and have an exercise price of USD 3.45 per ADS, subject to adjustment as set forth therein. The Private Placement Warrants may be exercised on a cashless basis if six months after issuance there is no effective registration statement registering the ADSs underlying the warrants.

In connection with the Exercise Agreements, the Company engaged H.C. Wainwright & Co., LLC to act as the Company's exclusive placement agent. Pursuant to an Engagement Agreement dated January 8, 2020, the Company paid the Placement Agent a cash placement fee equal to 7.0% of the aggregate number of ADSs placed in the offering, plus a non-accountable expense allowance of USD 35. In addition, the Company issued to the Placement Agent warrants exercisable for 7.0% of the aggregate number of ADSs placed in the offering, on the same terms as the Private Placement Warrants.

Pursuant to the terms of the Exercise Agreements, the warrant holders agreed to exercise the warrants at a reduced exercise price, thereby creating a benefit to these warrant holders. As such, the Company recorded a deemed dividend in the amount of $715.

b.	On February 17, 2020, the Company entered into an amendment to the Univo agreement (see also Note 5), pursuant to which the parties expanded the collaboration to allow the testing of minute CBD concentrations/dosages in combination with Namodenoson on liver cancer and additional oncological indications. As part of the expansion, the Company agreed to fund the research and development activities for the two new indications, to be jointly performed, for an amount of US$200 per indication.

c.

On February 10, 2020, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain institutional investors (the "Investors"), pursuant to which the Company issued and sold (i) 1,825,000 units, each unit consisting of one ADS, and one warrant to purchase one ADS, at a price of USD 1.50 per Unit, and (ii) 1,508,334 pre-funded units each Pre-funded Unit consisting of one pre-funded warrant to purchase one ADS and one warrant, at a price of USD 1.49 per pre-funded unit. The offering of the units and pre-funded units closed on February 12, 2020.

The net proceeds from the offering were approximately USD 4,200, after deducting the placement agent's fees and estimated offering expenses payable by the Company, assuming full exercise of the pre-funded warrants and excluding any proceeds from the exercise of Warrants.

In connection with the offering, the Company paid H.C. Wainwright & Co., LLC a cash placement fee equal to 7.5% of the gross proceeds raised in the offering, a management fee equal to 1% of the gross proceeds raised in the offering, a payment for nonaccountable expenses of $50, a reimbursement for legal fees and expenses of USD 100, and USD 12.9 for closing fees. The Placement Agent also received compensation warrants exercisable for up to 250,000 ADSs at an exercise price of USD 1.875 per ADS expiring on February 10, 2025.

On March 9, 2020, as a result of an exercise of warrants by the investors from the February 2020 offering, the Company issued an aggregate of 20,250,000 ordinary shares represented by 675,000 ADSs, at a price of $1.50 per ADS for gross proceeds of $1,012.

d.

In April and May, 2020, as a result of an exercise of warrants by the investors from the February 2020 offering, the Company issued an aggregate of 31,000,020 ordinary shares represented by 1,033,334 ADSs, at a price of $1.50 per ADS for gross proceeds of $1,550.

e.	On April 28, 2020, a special meeting of shareholders of the Company approved an increase in the Company's authorized share capital to 1,000,000,000 ordinary shares of 0.25 NIS par value each.

f.	On May 27, 2020, the Company's board of directors approved a grant of unlisted options exercisable into 3,750,000 of the Company's ordinary shares to its employees, consultants and one senior officer for an exercise price of NIS 0.224 per shares (USD 0.06 per share, respectively, based on the exchange rate reported by the Bank of Israel on the same day). The options vest on a quarterly basis for a period of 4 years from the grant date.

g.	On May 27, 2020, the Company's board of directors approved a grant (subject to shareholders' approval) of unlisted options exercisable into 2,500,000 of the Company's ordinary shares to the Company's chief executive officer for an exercise price of NIS 0.224 per share (USD 0.06 per share, respectively, based on the exchange rate reported by the Bank of Israel on the same day). The options will vest on a quarterly basis for a period of 4 years from the date of approval by the Company's Board of Directors on May 27, 2020.

h.	Public health epidemics or outbreaks could adversely impact our business. In late 2019, a novel strain of COVID-19, also known as coronavirus, was reported in Wuhan, China. While initially the outbreak was largely concentrated in China, it has now spread to several other countries, including in Israel, and infections have been reported globally. The Company has implemented remote working and workplace protocols for its employees in accordance with Israel Health Ministry guidelines and is closely evaluating the pandemic as it evolves. To date, the Company's operations have not been materially impacted by the coronavirus outbreak. However, the extent to which the coronavirus impacts the Company's operations in the future will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, the possibility of a "second wave", and the actions that may be required to contain the coronavirus or treat its impact. In particular, the continued spread of the coronavirus globally, could adversely impact the Company's operations and workforce, including the Company's research and clinical trials and its ability to raise capital, which in turn could have an adverse impact on our business, financial condition and results of operation.